Rule 497(e)
                                                               33-26305

                                BLACKROCK FUNDS /SM/

               SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                            DATED JANUARY 28, 1999


The section "Investment Policies--Additional Information on Investment Strategy--Balanced Portfolio" is amended by adding the following after the first paragraph:

     The Balanced Portfolio may invest in the stocks of mid-capitalization companies, which the portfolio defines as companies with market capitalizations of from $2 billion to $10 billion. There is more business risk in investing in mid-capitalization companies than in larger, better capitalized companies. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies.

The section "Investment Policies--Additional Information on Portfolio Investments" is amended as follows:

     The last sentence of the third paragraph under "Variable and Floating Rate Instruments" has been deleted.

     The last sentence of the first paragraph under "Money Market Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks" has been deleted.

     The last sentence of the second paragraph under "U.S. Government Obligations" has been deleted.

     The last sentence under "Supranational Organization Obligations" has been deleted.

     The last sentence of the second paragraph under "Commercial Paper" has been deleted.

The section "Purchase and Redemption Information--Sales Charge Waivers For Each of the Equity and Bond Portfolios--Investor A Shares" is amended as follows:

     The second sentence under "Other" has been amended to read in its entirety as follows:

          The following persons may also buy Investor A Shares without paying a sales charge: (a) persons investing through an authorized payroll deduction plan; (b) persons investing through an authorized investment plan for organizations which operate under Section

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          501(c)(3) of the Internal Revenue Code; (c) registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a Portfolio, provided that the aggregate amount invested pursuant to this exemption in Investor A Shares that would otherwise be subject to front-end sales charges equals at least $250,000; (d) persons participating in a "wrap account" or similar program under which they pay advisory fees to a broker-dealer or other financial institution; and (e) persons participating in an account or program under which they pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services.

This Supplement is dated November 22, 1999.